Exhibit 10.1

VILLAGE COLLECTIVE FARMLAND TRANSFER AGREEMENT

Transferor:	Shanxi Jinbei Plant Technology Development Co. Ltd. (hereinafter “Party A”)
Address:	Jima Village, Zhuangzi, Yuci District, Jinzhong City
Transferee:	Detian Yu Biotechnology (Beijing) Co. Ltd. (hereinafter “Party B”)
Address:	Floor 8, Tower A, Beichen Century Center, 8 Beichen Xi Road, Chaoyang District, Beijing

          In order to solve the rural issues, to improve agriculture development, to promote agriculture technology and to change the traditional old-fashioned form of agriculture farming, Party A transfers the collective farmland use rights to Party B for the purposes of planting crops and developing agriculture technology. Both parties, pursuant to the equality, voluntary and consideration principles, enter into this agreement to covenant and agree with each other as follows.

1.	Transfer Object

       Pursuant to the “Collective Farmland Use Rights Certificates” Yu Ji Nong Yong [2003] No. 10016, Yu Ji Nong Yong [2003] No. 09001, Yu Ji Nong Yong No. 200109009, Yu Ji Nong Yong [2003] No. 10023, Yu Ji Nong Yong [2002] No. 14001 (hereinafter “Land Certificates”) and the “Farmland Contractual Management Rights Certificates”No. 10208240001, No. 10208240002, No. 10208240003 owned by Party A, Party A duly owns the following collective farmland land use rights or contractual management rights certificates (hereinafter collectively, the “Land Use Rights”):

Farmland Use Certificate	Land	Location	Area (mu)	Remaining Term (year)	Purpose of Use
Collective Farmland Use Rights Certificate Yu Ji Nong Yong [2003] No. 10016	Huangbeizui, Moerli, Jiyangzhang, Xiaolongwang	East to the border of Shendagou; West to the border of Wangzhuang; South to the border of Miaolingbei; and North to the border of Jijiagou.	10,000.00	42	Agricultural planting
Collective Farmland Use Rights Certificate Yu Ji Nong Yong [2002] No. 14001	Sihuangdi in Matou Village	North to the border of Matou Village; South to the border of Gaojia Hill and the border of Shentangping Village; West to the border of Zhangzhuang Village; and East to the border of Shijiapo Village.	17,094.00	40	Agricultural planting

Collective Farmland Use Rights Certificate Yu Ji Nong Yong [2003] No. 09001	Zhuangzi Village in Zhuangzi Town	East to dry land of Cunxi; South to Dileng; West to Dileng; and North to Zhuangzi and the border of Nanyue Village	193.60	14	Agricultural planting
Collective Farmland Use Rights Certificate Yu Ji Nong Yong No. 200109009	Daduandi, Jima Village in Zhuangzi Town	North to the Zhuangzi farmland; South to the highway; West to Zhuangzi farmland; and East to the farmland	50.00	16	Agricultural planting
Collective Farmland Use Rights Certificate Yu Ji Nong Yong [2003] No. 10023	Baiergou Moergou in Wangzhuang Village in Changning Town	North to the border of Zhangzhuang; South to the border of Shangzhuang; West to the border of Zhuangwo; and East to the border of Gaojia Hill	5,000.00	43	Agricultural planting
Farmland Contractual Management Rights Certificate No. 10208240002	Qingcheng uncultivated land in Changning Town	East to the boundary of Heshun; South to Huochengshangyanggou; West to Dongyuxian highway; and North to the river boundary of Beibaogou	5,500.00	47	Agricultural planting
Farmland Contractual Management Rights Certificate No. 10208240001	Qingcheng uncultivated land in Changning Town	East to the boundary of Heshu; South to Huochengxiaodongnao; West to Dongyuxian highway; and North to Huochengshangyanggou	4,500.00	47	Agricultural planting

Farmland Contractual Management Rights Certificate No. 10208240003	Liujingou, Shixianggou, Pianpiangou, Beibaogou	East to Diaoerzui Hill; South to Beibaogou Ziliu Hill; West to Dongyuxian highway; and North to Qingcheng state-owned forest	10,000.00	47	Agricultural planting
	Total		52,337.60

           2. Party A hereby agrees to transfer the Land Use Rights to Party B.

2.	Transfer of Land

           1. Within thirty (30) days after the execution of this agreement, Party A shall prepare all land use rights transfer documents in compliance with the requirements of the land use rights regulatory agency (the “Agency”), and deliver the materials to the Agency for the transfer of the Land Use Rights to Party B. The transfer shall be deemed complete when Party A receives the notice of acceptance (the “Notice”) from the Agency.

           2. Within five (5) days after the execution of this agreement, Party A shall transfer the land to Party B for possession (the “Land Possession”) and sign a land transfer checklist with Party B.

           3. Within ninety (90) days after the execution of this agreement, Party A shall transfer the Land Use Rights to the name of Party B (the “Transfer of Title”).

3.	Transfer Consideration and Payment Method

           1. Both parties agree that the consideration for the land transfer to be RMB27,221,000.00.
           2. Upon the execution of this agreement, Party B shall pay a single lump sum of RMB27,221,000.00 as the land transfer consideration to Party A.

4.	Representations and Warranties

           Party A represents and warrants as follows:

           1. Party A is a corporation duly incorporated and lawfully operating under the laws of the People’s Republic of China.

           2. Party A legally owns the Land Use Rights and the ownership of all fixtures attached to the land. Party A warrants that the land is free from any defects and clear of restrictions such as any liens or charges, transfers, leases, encumbrances, claims.

           3. Party A warrants that the transfer will obtain all the necessary legally required permits and approvals.

           4. Party A warrants to complete all the formalities for the Transfer of Title.

           Party B represents and warrants as follows:

           1. Party B is a corporation duly incorporated and lawfully operating under the laws of the People’s Republic of China.

           2. Party B warrants to duly perform the payment obligations under this agreement.

5.	Rights and Obligations of Both Parties

           1. Party A has the right to receive the land transfer consideration under this agreement. If Party B breaches this agreement, Party A has the right to request Party B to perform the obligations for the breach.

           2. Party A shall be responsible to complete the land use rights transfer formalities and ensure all the transfer formalities are legal and valid.

           3. Party B shall pay the land transfer consideration in accordance with the terms of this agreement.

           4. Party B may control the land, and legally owns the Land Use Rights to conduct agricultural development related activities after possession of the land.

           5. Party B warrants to use the land in accordance with the purposes stipulated by the laws of the People’s Republic of China.

6.	Obligations for Breach of Agreement
           1. Party A shall pay a penalty of RMB20,000 to Party B for each day of delay in acquiring the Notice, or delay in completing Transfer of Title or delay in delivering the land to Party B for possession.

           2. Party B shall pay a penalty of RMB20,000 to Party A for each day of delay in paying the land transfer consideration.

7.	Dispute Resolution

           All disputes arising from or related to this agreement shall be submitted to the Jinzhong Arbitration Committee for arbitration in accordance with its current arbitration rules. The arbitration judgment shall be final and binding on both parties.

8.	Execution and Termination

           1. This agreement shall become effective upon the seal or signature by the authorized representatives of both parties.

           2. Party B shall be entitled to unilaterally terminate this agreement and request Party A to refund the paid land transfer consideration if the Agency does not issue the Notice or approve the Transfer of Title. Party A shall pay a penalty equal to 20% of the actual transfer consideration if it breaches this agreement.

9.	Miscellaneous

           1. All other issues not addressed in this agreement may be negotiated by both parties and enter into supplemental agreement accordingly. The supplemental agreement shall have the same legal binding effect as this agreement.

           2. This agreement may be executed in seven (7) copies with each party holding two (2) copies and the remaining be used for administrative purposes.

Party A:    Shanxi Jinbei Plant Technology Development Co. Ltd.  (SEAL)
          /s/ Authorized Person
Party B:    Detian Yu Biotechnology (Beijing) Co. Ltd.  (SEAL)
          /s/ Authorized Person

Dated this 20th day of December, 2010
Place of Contract: Jinzhong City

农村集体土地农业用地转让合同

转让方：山西金贝植物科技开发有限公司（下称甲方）

住址：晋中市榆次区庄子乡季麻村

受让方：德天御生态科技（北京）有限公司（下称乙方）

住址：北京市朝阳区北辰西路 8 号北辰世纪中心 A 座 8 层

为了解决三农问题、促进农业发展，推广农业科技，改变传统陈旧的农业耕作形式，甲方将集体所有的农业用地使用权转让给乙方，用于农作物种植及农业科技的开发应用。甲乙双方本着平等、自愿、有偿的原则，签订本合同，以资各方共同信守。

一、　转让标的

根据甲方持有编号为榆集农用 2003 字第 10016 号、榆集农用 2003 字第 09001 号、榆集农用第 200109009 号、榆集农用 2003 字第 10023 号、榆集农用 2002 字第 14001 号的《农村集体土地使用权证》（下称土地证），编号 10208240001、编号 10208240002、编号 10208240003 农村土地承包经营权证，甲方拥有下所列农村集体土地使用权或承包经营权证（以下统称土地使用权）：

原农业用地使用证	地名	位置	面积（亩）	剩余年限（年）	农业用地用途
榆集农用 2003 字第 10016 号集体土地农业用地使用证	黄背嘴、磨儿里、计羊掌、小龙王	东至神达沟地界，西至王庄地界，南至苗岭背地界，北至冀家沟地界	10,000.00	42	杂粮种植
榆集农用 2002 字第 14001 号集体土地农业用地使用证	马头村四荒地	北至马头村界，南至高家山、神堂坪村界、西至张庄村界、东至施家坡村界	17,094.00	40	杂粮种植

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榆集农用2003字第09001号集体土地农业用地使用证	庄子乡庄子村	东至村西旱地、南至地棱，西至地棱，北至庄子、南赵村地界	193.60	14	杂粮种植
榆集农用字第200109009号集体土地农业用地使用证	庄子乡季麻村大短地	北至庄子耕地，南至公路，西至庄子耕地，东至耕地	50.00	16	杂粮种植
榆集农用2003字第10023号集体土地农业用地使用证	长凝镇王庄村百儿沟磨儿沟	北至张庄地界，南至上庄地界，西至庄窝地界，东至高家山地界	5,000.00	43	杂粮种植
编号10208240002农村土地承包经营权证	长凝镇庆城荒山	东至和顺交界，南至霍城上阳沟，西至董榆线公路，北至北豹沟以水为界	5,500.00	47	杂粮种植
编号10208240001农村土地承包经营权证	长凝镇庆城荒山	东至和顺交界，南至霍城小东脑，西至董榆线公路，北至霍城上阳沟	4,500.00	47	杂粮种植
编号10208240003农村土地承包经营权证	柳金钩石象沟偏偏沟北豹沟	东至吊儿嘴山，南至北豹沟白留山，西至董榆线公路，北至庆城国有林场	10,000.00	47	杂粮种植
	合计		52,337.60		

2、甲方保证将土地使用权转让给乙方。

二、 土地交付

1、在本合同签订后30日内，甲方准备齐全符合土地使用权审批部门（下称审批部门）要求的土地使用权变更资料（下称土地证变更资料），并将土地证变更资料递交审批部门办理土地使用权变更到乙方名下的手续，该手续的完成标志以甲方取得审批部门的受理通知（下称受理通知）为标志。

2、在本合同签订后5日内，甲方将土地交付乙方占有（下称土地占有），甲乙双方签订土地交接清单。

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3、在本合同签订后90日内，甲方将土地使用权变更到乙方名下（下称土地过户）。

三、转让价格及支付方式

1、甲乙双方同意,土地转让价格为27,221,000.00元（人民币，下同）。

2、本协议签订后，乙方即向甲方一次性支付土地转让款27,221,000.00元人民币。

四、陈述和保证

甲方的陈述和保证：

1、甲方是一家按照中国法律成立并合法经营的企业。

2、甲方合法拥有土地使用权和地上附着物所有权，甲方保证土地不存在任何瑕疵，且不存在任何质押、转包、出租、互换、诉讼等限制性情形。

3、甲方保证转让行为获得一切必要的合法的许可和审批。

4、甲方保证办理土地的过户手续。

乙方的陈述和保证：

1、乙方是一家按照中国法律成立并合法经营的企业。

2、乙方保证按照协议约定履行付款义务。

五、双方的权利和义务

1、甲方有权按照合同约定收取转让款。如乙方违约，甲方有权要求乙方履行违约责任。

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2、甲方有义务办理土地使用权过户手续，确保乙方转让手续合法有效。

3、乙方应按照合同约定按期支付转让款。

4、乙方在占有土地后即可支配土地，并合法拥有土地使用权，进行有关农业开发的经营活动。

5、乙方保证土地按照国家法律约定的用途合理利用。

六、违约责任

1、若甲方逾期取得受理通知、或逾期办理土地过户或逾期将土地交付乙方占有，每逾期1日，甲方向乙方支付2万元违约金。

2、若乙方逾期支付土地转让款的，每逾期1日，乙方向甲方支付2万元违约金。

七、合同纠纷的解决

凡因本合同引起的或与本合同有关的任何争议应该提交晋中仲裁委员会按照该会现行仲裁规则进行仲裁，仲裁裁决是终局的，双方均有约束力。

八、合同生效及解除

1、本合同在经甲乙双方盖章或其授权代表签字后即生效。

2、若审批部门不出具受理通知或不批准土地过户的，则乙方有权单方面解除本合同，并有权要求甲方返还乙方已支付的土地转让款，如甲方违约，甲方应支付实际转让价款20%的违约金。

九、附则

1、本合同未尽事宜，可由甲乙双方另行协商并签订补充协议，补充协议与本合同具有同等法律效力。

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2、本合同一式柒份，甲乙双方各执贰份，其余用于向审批部门办理手续。

甲方：山西金贝植物科技开发有限公司（盖章）

乙方：德天御生态科技（北京）有限公司（盖章）

签约日期：2010 年 12 月 20 日

签约地点：晋中市

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